Exhibit 99.1

MoneyGram International Reports Second Quarter 2017 Financial Results

DALLAS, Aug. 7, 2017 /PRNewswire/ -- MoneyGram (NASDAQ: MGI) today reported financial results for its second quarter ended June 30, 2017.

Second Quarter Financial Results

  Total revenue of $410.0 million declined slightly on a reported basis and was flat on a constant currency basis as compared to second quarter 2016.
    Money transfer revenue reflects continued growth around the world offset by softness in the U.S. to U.S. market, along with geopolitical issues in Africa. Second quarter money transfer revenue was $356.9 million, representing a decrease of 4% on a reported basis and a decrease of 3% on a constant currency basis as compared to prior year.
    Digital money transfer revenue grew 10% on a reported basis over the prior year driven by strong growth in moneygram.com.  Digital represented 15% of total money transfer revenue.
    Investment revenue increased $14.5 million versus last year primarily related to the redemption of a legacy portfolio investment.
  Operating income was $19.8 million, an increase of 22%.
  Net income was $6.2 million, an increase of $3.1 million as compared to second quarter 2016.  EBITDA was $51.7 million, an increase of 3% as compared to the year-ago period. Both Net income and EBITDA were impacted by $5.7 million of merger-related costs.
  Adjusted EBITDA was $70.4 million, a 19% increase on a constant currency basis.
  Adjusted Free Cash Flow was $27.4 million, an increase of $6.2 million from the prior year.
  Income tax expense was $2.4 million, representing a 28% tax rate.
  Diluted earnings per share was $0.09 compared to $0.05 last year. Adjusted diluted earnings per share was $0.27 compared to $0.15 last year.

"We are excited about our pending transaction with Ant Financial which will strengthen MoneyGram's business, increase U.S. jobs, promote financial inclusion by helping more customers access innovative, secure and reliable financial connections, and deliver value to all of our stakeholders," said Alex Holmes, MoneyGram's chief executive officer. "We continue to work with the CFIUS committee and various other regulatory agencies and remain focused on closing the transaction by the end of this year."

Forward-Looking Statements
This communication contains forward-looking statements which are protected as forward-looking statements under the Private Securities Litigation Reform Act of 1995 that are not limited to historical facts, but reflect MoneyGram's current beliefs, expectations or intentions regarding future events. Words such as "may," "will," "could," "should," "expect," "plan," "project," "intend," "anticipate," "believe," "estimate," "predict," "potential," "pursuant," "target," "continue," and similar expressions are intended to identify such forward-looking statements. The statements in this communication that are not historical statements are forward-looking statements within the meaning of the federal securities laws, including, among other things, statements regarding the expected timetable for completing the proposed transaction. These statements are subject to numerous risks and uncertainties, many of which are beyond MoneyGram's control, which could cause actual results to differ materially from the results expressed or implied by the statements. These risks and uncertainties include, but are not limited to: the timing to consummate the proposed transaction with Ant Financial; the conditions to closing of the proposed transaction may not be satisfied or that the closing of the proposed transaction otherwise does not occur; the risk that a regulatory approval (including CFIUS approval) that may be required to consummate the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated; the diversion of management time on transaction-related issues; expectations regarding regulatory approval of the transaction; results of litigation, settlements and investigations; actions by third parties, including governmental agencies; global economic conditions; adverse industry conditions; adverse credit and equity market conditions; the loss of, or reduction in business with, key customers; legal proceedings; the ability to effectively identify and enter new markets; governmental regulation; the ability to retain management and other personnel; and other economic, business, or competitive factors.

Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in MoneyGram's SEC filings. MoneyGram's filings may be obtained by contacting MoneyGram or the SEC or through MoneyGram's web site at corporate.moneygram.com or through the SEC's Electronic Data Gathering and Analysis Retrieval System (EDGAR) at http://www.sec.gov. MoneyGram undertakes no obligation to publicly update or revise any forward-looking statement.

Non-GAAP Measures
In addition to results presented in accordance with GAAP, this news release and related tables include certain non-GAAP financial measures, including a presentation of EBITDA (earnings before interest, taxes, depreciation and amortization, including agent signing bonus amortization), Adjusted EBITDA (EBITDA adjusted for certain significant items), Adjusted EBITDA margin, Adjusted Free Cash Flow (Adjusted EBITDA less cash interest, cash taxes, cash payments related to an IRS tax matter, and cash payments for capital expenditures and agent signing bonuses), constant currency measures (which assume that amounts denominated in foreign currencies are translated to the U.S. dollar at rates consistent with those in the prior year), adjusted diluted earnings per share and adjusted net income. In addition, we present adjusted operating income and adjusted operating margin for our two reporting segments. The following tables include a full reconciliation of non-GAAP financial measures to the related GAAP financial measures.

We believe that these non-GAAP financial measures provide useful information to investors because they are an indicator of the strength and performance of ongoing business operations. These calculations are commonly used as a basis for investors, analysts and other interested parties to evaluate and compare the operating performance and value of companies within our industry. Finally, EBITDA, Adjusted EBITDA, Adjusted EBITDA margin, Adjusted Free Cash Flow, constant currency, adjusted diluted earnings per share and adjusted net income figures are financial and performance measures used by management in reviewing results of operations, forecasting, allocating resources or establishing employee incentive programs. Although MoneyGram believes the above non-GAAP financial measures enhance investors' understanding of its business and performance, these non-GAAP financial measures should not be considered in isolation or as substitutes for the accompanying GAAP financial measures.

Description of Tables

Table One	–	Condensed Consolidated Statements of Operations
Table Two	–	Segment Results
Table Three	–	Segment Reconciliations
Table Four	–	EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin and Adjusted Free Cash Flow
Table Five	–	Adjusted Net Income and Adjusted Diluted EPS
Table Six	–	Condensed Consolidated Balance Sheets
Table Seven	–	Condensed Consolidated Statements of Cash Flows

About MoneyGram International
MoneyGram is a global provider of innovative money transfer services and is recognized worldwide as a financial connection to friends and family. Whether online, or through a mobile device, at a kiosk or in a local store, we connect consumers any way that is convenient for them. We also provide bill payment services, issue money orders and process official checks in select markets. More information about MoneyGram International, Inc. is available at moneygram.com.

TABLE ONE
MONEYGRAM INTERNATIONAL, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

(Amounts in millions, except percentages and per share data)	Three Months Ended June 30,		2017 vs	Six Months Ended June 30,		2017 vs
	2017	2016	2016	2017	2016	2016

REVENUE
Fee and other revenue	$391.1	$409.9	$(18.8)	$771.4	$793.3	$(21.9)
Investment revenue	18.9	4.4	14.5	24.7	8.1	16.6
Total revenue	410.0	414.3	(4.3)	796.1	801.4	(5.3)

Total revenue growth, as reported	(1)%	8%		(1)%	8%
Total revenue growth, constant currency	—%	9%		1%	9%

OPERATING EXPENSES
Commissions expense	196.2	204.1	(7.9)	383.5	395.6	(12.1)
Compensation and benefits	66.9	74.4	(7.5)	138.4	146.1	(7.7)
Transaction and operations support	90.3	83.1	7.2	161.9	147.6	14.3
Occupancy, equipment and supplies	18.2	16.0	2.2	33.5	31.2	2.3
Depreciation and amortization	18.6	20.5	(1.9)	36.9	41.6	(4.7)
Total operating expenses	390.2	398.1	(7.9)	754.2	762.1	(7.9)
OPERATING INCOME	19.8	16.2	3.6	41.9	39.3	2.6
Other expense
Interest expense	11.2	11.2	—	22.0	22.5	(0.5)
Total other expense	11.2	11.2	—	22.0	22.5	(0.5)
Income before income taxes	8.6	5.0	3.6	19.9	16.8	3.1
Income tax expense	2.4	1.9	0.5	4.9	17.9	(13.0)
NET INCOME (LOSS)	$6.2	$3.1	$3.1	$15.0	$(1.1)	$16.1

EARNINGS (LOSS) PER COMMON SHARE
Basic	$0.10	$0.05	$0.05	$0.24	$(0.02)	$0.26
Diluted	$0.09	$0.05	$0.04	$0.23	$(0.02)	$0.25

Weighted-average outstanding common shares and equivalents used in computing earnings (loss) per share
Basic (1)	63.0	62.5	0.5	62.6	62.5	0.1
Diluted (1)	66.3	66.0	0.3	66.1	62.5	3.6

(1) Includes common stock equivalents of 8.9 million for the three and six months ended June 30, 2017 and 2016, respectively. The following weighted-average potential common shares are excluded from diluted earnings (loss) per common share as their effect is anti-dilutive. All potential common shares are anti-dilutive in periods of net loss available to common stockholders.

Shares related to stock options	1.1	2.8		1.7	2.9
Shares related to restricted stock units	0.5	1.8		0.3	4.6

TABLE TWO
MONEYGRAM INTERNATIONAL, INC.
SEGMENT RESULTS
(Unaudited)

Global Funds Transfer
(Amounts in millions, except percentages)	Three Months Ended June 30,		2017 vs	Six Months Ended June 30,		2017 vs
	2017	2016	2016	2017	2016	2016

Money transfer revenue	$356.9	$372.1	$(15.2)	$698.6	$717.0	$(18.4)
Bill payment revenue	20.7	23.2	(2.5)	45.8	47.3	(1.5)
Total revenue	$377.6	$395.3	$(17.7)	$744.4	$764.3	$(19.9)

Total commissions expense	$193.9	$203.2	$(9.3)	$379.5	$394.1	$(14.6)

Operating income	$14.7	$19.7	$(5.0)	$40.8	$43.4	$(2.6)

Operating margin	3.9%	5.0%		5.5%	5.7%

Money transfer revenue growth, as reported	(4)%	9%		(3)%	10%
Money transfer revenue growth, constant currency	(3)%	10%		(1)%	11%

Financial Paper Products
	Three Months Ended June 30,		2017 vs	Six Months Ended June 30,		2017 vs
(Amounts in millions, except percentages)	2017	2016	2016	2017	2016	2016

Money order revenue	$16.7	$12.9	$3.8	$29.2	$25.6	$3.6
Official check revenue	15.7	6.1	9.6	22.5	11.5	11.0
Total revenue	$32.4	$19.0	$13.4	$51.7	$37.1	$14.6

Total commissions expense	$2.3	$0.9	$1.4	$4.0	$1.5	$2.5

Operating income	$17.2	$4.6	$12.6	$22.0	$9.1	$12.9

Operating margin	53.1%	24.2%		42.6%	24.5%

TABLE THREE
MONEYGRAM INTERNATIONAL, INC.
SEGMENT RECONCILIATIONS
(Unaudited)

Global Funds Transfer
(Amounts in millions, except percentages)	Three Months Ended June 30,		2017 vs	Six Months Ended June 30,		2017 vs
	2017	2016	2016	2017	2016	2016

Revenue (as reported)	$377.6	$395.3	$(17.7)	$744.4	$764.3	$(19.9)

Adjusted operating income	$26.6	$29.0	$(2.4)	$60.9	$61.9	$(1.0)

Compliance enhancement program	(3.3)	(1.6)	(1.7)	(5.1)	(4.4)	(0.7)
Direct monitor costs	(5.4)	(2.8)	(2.6)	(8.2)	(4.7)	(3.5)
Stock-based compensation expense	(3.2)	(4.0)	0.8	(6.8)	(8.5)	1.7
Severance and related costs	—	(0.9)	0.9	—	(0.9)	0.9
Total adjustments	(11.9)	(9.3)	(2.6)	(20.1)	(18.5)	(1.6)

Operating income (as reported)	$14.7	$19.7	$(5.0)	$40.8	$43.4	$(2.6)

Adjusted operating margin	7.0%	7.3%		8.2%	8.1%
Total adjustments	(3.2)%	(2.4)%		(2.7)%	(2.4)%
Operating margin (as reported)	3.9%	5.0%		5.5%	5.7%

Financial Paper Products
(Amounts in millions, except percentages)	Three Months Ended June 30,		2017 vs	Six Months Ended June 30,		2017 vs
	2017	2016	2016	2017	2016	2016

Revenue (as reported)	$32.4	$19.0	$13.4	$51.7	$37.1	$14.6

Adjusted operating income	$17.9	$5.3	$12.6	$23.4	$10.5	$12.9

Compliance enhancement program	(0.4)	(0.3)	(0.1)	(0.7)	(0.5)	(0.2)
Stock-based compensation expense	(0.3)	(0.4)	0.1	(0.7)	(0.9)	0.2
Total adjustments	(0.7)	(0.7)	—	(1.4)	(1.4)	—

Operating income (as reported)	$17.2	$4.6	$12.6	$22.0	$9.1	$12.9

Adjusted operating margin	55.2%	27.9%		45.3%	28.3%
Total adjustments	(2.2)%	(3.7)%		(2.7)%	(3.8)%
Operating margin (as reported)	53.1%	24.2%		42.6%	24.5%

TABLE FOUR
MONEYGRAM INTERNATIONAL, INC.
EBITDA, ADJUSTED EBITDA, ADJUSTED EBITDA MARGIN AND ADJUSTED FREE CASH FLOW
(Unaudited)

(Amounts in millions, except percentages)	Three Months Ended June 30,		2017 vs	Six Months Ended June 30,		2017 vs
	2017	2016	2016	2017	2016	2016

Income before income taxes	$8.6	$5.0	$3.6	$19.9	$16.8	$3.1
Interest expense	11.2	11.2	—	22.0	22.5	(0.5)
Depreciation and amortization	18.6	20.5	(1.9)	36.9	41.6	(4.7)
Signing bonus amortization	13.3	13.4	(0.1)	26.3	27.7	(1.4)
EBITDA	51.7	50.1	1.6	105.1	108.6	(3.5)

Significant items impacting EBITDA:
Merger-related costs (1)	5.7	—	5.7	8.5	—	8.5
Direct monitor costs	5.4	2.8	2.6	8.2	4.7	3.5
Compliance enhancement program	3.9	1.9	2.0	6.0	4.9	1.1
Stock-based, contingent and incentive compensation	3.5	4.5	(1.0)	7.5	10.7	(3.2)
Legal and contingent matters	0.2	0.5	(0.3)	1.4	0.7	0.7
Executive severance and related costs	—	1.4	(1.4)	—	1.4	(1.4)
Adjusted EBITDA	$70.4	$61.2	$9.2	$136.7	$131.0	$5.7

Adjusted EBITDA margin (2)	17.2%	14.8%	2.4%	17.2%	16.3%	0.9%

Adjusted EBITDA growth, as reported	15%			4%
Adjusted EBITDA growth, constant currency adjusted	19%			8%

Adjusted EBITDA	$70.4	$61.2	$9.2	$136.7	$131.0	$5.7
Cash payments for interest	(10.4)	(10.5)	0.1	(20.4)	(20.9)	0.5
Cash taxes, net	(2.9)	(2.2)	(0.7)	(3.6)	(4.6)	1.0
Cash payments for capital expenditures	(21.5)	(20.1)	(1.4)	(40.1)	(38.1)	(2.0)
Cash payments for agent signing bonuses	(8.2)	(7.2)	(1.0)	(18.4)	(14.6)	(3.8)
Adjusted Free Cash Flow	$27.4	$21.2	$6.2	$54.2	$52.8	$1.4

(1) These Merger-related costs include, but are not limited to, legal, investment banking and consultant fees and other one-time integration costs.
(2) Adjusted EBITDA margin is calculated as Adjusted EBITDA divided by total revenue.

TABLE FIVE
MONEYGRAM INTERNATIONAL, INC.
ADJUSTED NET INCOME AND ADJUSTED DILUTED EPS
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
(Amounts in millions, except per share data)	2017	2016	2017	2016

Net income (loss)	$6.2	$3.1	$15.0	$(1.1)

Total adjustments (1)	18.7	11.1	31.6	22.4

Tax impacts of adjustments (2)	(6.8)	(4.0)	(11.5)	(8.1)
Tax adjustments (3)	—	—	—	7.7
Adjusted net income	$18.1	$10.2	$35.1	$20.9

Diluted earnings (loss) per common share	$0.09	$0.05	$0.23	$(0.02)

Diluted adjustments per common share	0.18	0.10	0.30	0.35

Diluted adjusted earnings per common share	$0.27	$0.15	$0.53	$0.33

Diluted weighted-average outstanding common shares and equivalents	66.3	66.0	66.1	62.5

(1) See summary of adjustments in Table Four - EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin and Adjusted Free Cash Flow.
(2) Tax rates used to calculate the tax expense impact are based on the nature of each adjustment.
(3) Represents adjustments to income tax expense for an IRS tax litigation matter and a change to an uncertain tax position.

TABLE SIX
MONEYGRAM INTERNATIONAL, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)

(Amounts in millions, except share data)	June 30, 2017	December 31, 2016
ASSETS
Cash and cash equivalents	$145.1	$157.2
Settlement assets	3,388.7	3,634.3
Property and equipment, net	212.1	201.0
Goodwill	442.2	442.2
Other assets	222.3	162.7
Total assets	$4,410.4	$4,597.4

LIABILITIES
Payment service obligations	$3,388.7	$3,634.3
Debt, net	911.7	915.2
Pension and other postretirement benefits	77.3	87.6
Accounts payable and other liabilities	224.9	168.7
Total liabilities	4,602.6	4,805.8

STOCKHOLDERS' DEFICIT
Participating convertible preferred stock - series D, $0.01 par value, 200,000 shares authorized, 71,282 issued at June 30, 2017 and December 31, 2016	183.9	183.9
Common stock, $0.01 par value, 162,500,000 shares authorized, 58,823,567 shares issued at June 30, 2017 and December 31, 2016	0.6	0.6
Additional paid-in capital	1,027.8	1,020.3
Retained loss	(1,282.6)	(1,247.6)
Accumulated other comprehensive loss	(53.5)	(53.9)
Treasury stock: 4,680,217 and 6,058,856 shares at June 30, 2017 and December 31, 2016, respectively	(68.4)	(111.7)
Total stockholders' deficit	(192.2)	(208.4)
Total liabilities and stockholders' deficit	$4,410.4	$4,597.4

TABLE SEVEN
MONEYGRAM INTERNATIONAL, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	Six Months Ended June 30,
(Amounts in millions)	2017	2016

CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)	$15.0	$(1.1)
Adjustments to reconcile net income (loss) to net cash provided by operating activities	16.1	35.3
Net cash provided by operating activities	31.1	34.2

CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of property and equipment	(40.1)	(38.1)
Net cash used in investing activities	(40.1)	(38.1)

CASH FLOWS FROM FINANCING ACTIVITIES
Principal payments on debt	(4.9)	(4.9)
Proceeds from exercise of stock options	1.8	—
Stock repurchases	—	(4.6)
Payments to tax authorities for stock-based compensation	—	(2.5)
Net cash used in financing activities	(3.1)	(12.0)
NET CHANGE IN CASH AND CASH EQUIVALENTS	(12.1)	(15.9)

CASH AND CASH EQUIVALENTS—Beginning of period	157.2	164.5
CASH AND CASH EQUIVALENTS—End of period	$145.1	$148.6

CONTACT:
MoneyGram International, Inc.
Suzanne Rosenberg
214-979-1400
ir@moneygram.com

Media Relations:
Michelle Buckalew
214-979-1418
media@moneygram.com